UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.

)

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☐
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted

by Rule 14a-6(e)(2))
☐
Definitive Proxy Statement
☒
Definitive Additional Materials
☐
Soliciting Material under § 240.14a-12
CrossFirst Bankshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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No fee required.
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1)

and 0-11.

(1)

Title of each class of securities to which the transaction applies:

(2)

Aggregate number of securities to which the transaction

applies:

(3)

Per unit price or other underlying value of the transaction

computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
calculated and state how it was determined):

(4)

Proposed maximum aggregate value of the transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
Amount Previously Paid:

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

CrossFirst Bankshares, Inc.
11440 Tomahawk

Creek Parkway
Leawood, Kansas 66211
Telephone: (913)

312-6822

SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY

3, 2022

Explanatory Note
: This proxy statement supplement

dated March 29, 2022 supplements the

definitive proxy statement on Schedule 14A
(together with subsequent supplements, the “Proxy

Statement”) of CrossFirst Bankshares, Inc. (the “Company”)

dated March 25, 2022
and

made

available

to

stockholders

in

connection

with

the

annual

meeting

of

stockholders

to

be

held

on

May

3,

2022.

Except

as
specifically

supplemented

by

the

information

contained

in

this

proxy

statement

supplement,

all

information

set

forth

in

the

Proxy
Statement continues to apply and should be considered in voting your shares.

Appointment of Proxy Solicitor

On March 29, 2022, the Company engaged Alliance Advisors, LLC to assist with proxy solicitation at a cost of $5,000, plus
reimbursement of expenses.

IMPORTANT

NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD

ON MAY 3,

2022:

This

supplement,

the

Proxy

Statement,

the

Company’s

official

notice

of

Annual

Meeting

of

Stockholders

and

the

Company’s

2021
Annual Report are available at www.proxyvote.com.